SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                              Silgan Holdings Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                    ----------------------------------------
                    (State of Incorporation or Organization)

                                   06-1269834
                      ------------------------------------
                      (I.R.S. Employer Identification no.)

                                4 Landmark Square
                               Stamford, CT 06901
              -----------------------------------------------------
              (Address and zip code of principal executive offices)

If this  form  relates  to the               If this form  relates to the
registration  of a of a class                registration  class of debt
of debt securities and is effective          securities  and is to become
upon filing  pursuant  to General            effective   simultaneously
Instruction  A(c)(1) please  check           with  the  effectiveness  of
the  following  box.  |_|                    a  concurrent registration
                                             statement  under the Securities
                                             Act of 1933  pursuant to General
                                             Instruction A(c)(2) please check
                                             the following box. |_|



Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, par value $.01 per share
                     --------------------------------------
                                (Title of Class)



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Item 1.  Description of Registrant's Securities to be Registered.

         Information with respect to the Common Stock shall be deemed to be incorporated herein by reference to the section captioned "Description of Capital Stock" which will be included in the form of prospectus to be subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 2.  Exhibits.


Exhibit A -    Form of Restated  Certificate of  Incorporation of the Registrant
               (incorporated  by reference to Exhibit 99.1 filed with  Amendment
               No. 3 to the Registration Statement on Form S-2 of the Registrant dated January 27, 1997 (Registration No. 333-11989))

Exhibit B -    Form  of  Amended  and   Restated   By-laws  of  the   Registrant
               (incorporated  by reference to Exhibit 99.2 filed with  Amendment
               No.  3 to  the  Registration  Statement  on  Form  S-  2  of  the
               Registrant dated January 27, 1997 (Registration No. 333-11989))

Exhibit C -    Form of Fourth Amended and Restated 1989 Stock Option Plan of the
               Registrant  (shall be deemed to be  incorporated  by reference to
               Exhibit 10.41 to be  subsequently  filed with  Amendment No. 5 to
               the  Registration   Statement  on  Form  S-2  of  the  Registrant
               (Registration No. 333-11989))


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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.




                          SILGAN HOLDINGS INC.


                          By:       /s/ Harold J. Rodriguez, Jr.
                             ---------------------------------------------------
                                   Harold J. Rodriguez, Jr.
                                   Vice President, Controller and Assistant
                                   Treasurer

Date:  February  7, 1997






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